Exhibit 99.1

Valspar Reports Fiscal Third Quarter 2016 Results

Highlights

•	Reported diluted EPS of $1.44 (includes pre-tax merger related costs of $5 million)

•	Adjusted diluted EPS increased 18% to $1.57

•	Total volumes increased 2%, Paints segment volume up 3%, Coatings segment up 1%

•	Net sales declined 1% (includes a negative 2% impact from F/X translation)

•	Reported earnings before interest and taxes (EBIT) increased 3%

•	Adjusted EBIT increased 7% (Adjusted EBIT margin rate up 114 bps)

Summary Financials

	Fiscal Third Quarter 2016 (Ended July 29, 2016)
	Reported Results		% Change	Adjusted* Results		% Change
	2016	2015		2016	2015
Net Sales	$1,141.9	$1,149.1	(1%)	$1,141.9	$1,149.1	(1%)
Gross Profit	$421.9	$411.3	3%	$429.8	$415.6	3%
EBIT	$170.2	$165.7	3%	$186.0	$174.1	7%
Net Income	$117.0	$102.9	14%	$127.3	$108.8	17%
EPS (diluted)	$1.44	$1.25	15%	$1.57	$1.33	18%

$ millions except EPS

Notes on Net Sales and Volume: Acquisitions added 2% to net sales and 1% to volume for fiscal Q3 2016 (2% and 2% respectively for fiscal Q3 2015). Foreign currency translation negatively impacted net sales by 2% for fiscal Q3 2016 (5% for fiscal Q3 2015).

*	Adjusted Results exclude certain items which are detailed in the “Reconciliation of Non-GAAP Financial Measures” included in this release. In addition to restructuring and other charges, the excluded items in fiscal Q3 2016 include $5 million of pre-tax costs incurred in connection with the proposed merger with The Sherwin-Williams Company.

Minneapolis, MN - Valspar (NYSE: VAL) - September 7, 2016 (BUSINESS WIRE)

CEO Comment

“In the third quarter, adjusted EBIT increased 7 percent and adjusted EPS grew 18 percent. These results were highlighted by volume growth, new business wins across the portfolio and effective cost management. Coatings segment performance was led by strong volume growth in the Coil and Wood product lines. In the Paints segment, volumes grew 3 percent led by each of our International regions, and EBIT increased 28 percent,” said Gary E. Hendrickson, chairman and chief executive officer.

Coatings Segment Results

Fiscal third quarter 2016 net sales in the Coatings segment decreased 1 percent to $631 million. This includes the effects of foreign currency translation that negatively impacted net sales by 3 percent. Acquisitions added 1 percent to net sales in the quarter. Volumes increased 1 percent in the fiscal third quarter of 2016. Acquisitions added 1 percent to volume in the quarter. Coatings segment EBIT of $126 million increased 8 percent. Adjusted EBIT of $127 million increased 6 percent, primarily driven by benefits from productivity initiatives. Adjusted EBIT as a percent of net sales increased to 20.1% from 18.7% in the prior year.

Paints Segment Results

Fiscal third quarter 2016 net sales of $445 million in the Paints segment increased slightly compared to the prior year. This includes the effects of foreign currency translation that negatively impacted net sales by 2 percent. Acquisitions added 4 percent to net sales in the quarter. Volume increased 3 percent in the fiscal third quarter of 2016. Acquisitions added 2 percent to volume in the quarter. Paints segment EBIT of $59 million increased 28 percent. Paints segment adjusted EBIT of $68 million increased 30 percent, driven by the benefits from productivity initiatives and the impact of the Quest acquisition. Adjusted EBIT as a percent of net sales increased to 15.2% from 11.7% in the prior year.

Dividends

During the quarter, the company paid a quarterly dividend of $0.33 per common share outstanding, or $26 million. Valspar is a member of the S&P High Yield Dividend Aristocrats®, which is comprised of companies increasing dividends every year for at least 20 consecutive years.

Valspar: If it matters, we’re on it.®

Valspar is a global leader in the coatings industry providing customers with innovative, high-quality products and value-added services. Our 11,100 employees worldwide deliver advanced coatings solutions with best-in-class appearance, performance, protection and sustainability to customers in more than 100 countries. Valspar offers a broad range of superior coatings products for the consumer market, and highly-engineered solutions for the construction, industrial, packaging and transportation markets. Founded in 1806, Valspar is headquartered in Minneapolis. Valspar’s reported net sales in fiscal 2015 were $4.4 billion and its shares are traded on the New York Stock Exchange (symbol: VAL). For more information, visit www.valspar.com and follow @valspar on Twitter.

# # #

Investor Contact:

Bill Seymour

612.656.1328

william.seymour@valspar.com

Media Contact:

Kimberly A. Welch

612.656.1347

kim.welch@valspar.com

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a safe harbor for forward-looking statements.

Forward-looking statements are based on management’s current expectations, estimates, assumptions and beliefs about future events, conditions and financial performance. Forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside our control and could cause actual results to differ materially from such statements. Any statement that is not historical in nature is a forward-looking statement. We may identify forward-looking statements with words and phrases such as “expect,” “project,” “forecast,” “outlook,” “estimate,” “anticipate,” “believe,” “could,” “may,” “will,” “plan to,” “intend,” “should” and similar words or expressions.

These risks, uncertainties and other factors include, but are not limited to, deterioration in general economic conditions, both domestic and international, that may adversely affect our business; fluctuations in availability and prices of raw materials, including raw material shortages and other supply chain disruptions, and the inability to pass along or delays in passing along raw material cost increases to our customers; dependence of internal sales and earnings growth on business cycles affecting our customers and growth in the domestic and international coatings industry; market share loss to, and pricing or margin pressure from, larger competitors with greater financial resources; significant indebtedness that restricts the use of cash flow from operations for acquisitions and other investments; our access to capital is subject to global economic and capital market conditions; dependence on acquisitions for growth, and risks related to future acquisitions, including adverse changes in the results of acquired businesses, the assumption of unforeseen liabilities and disruptions resulting from the integration of acquisitions; risks and uncertainties associated with operating in foreign markets, including achievement of profitable growth in developing markets; impact of fluctuations in foreign currency exchange rates on our financial results; loss of business with key customers; our ability to innovate in order to meet customers’ product demands, which may change based on customers’ preferences and competitive factors; damage to our reputation and business resulting from product claims or recalls, litigation, customer perception and other matters; our ability to respond to technology changes and to protect our technology; possible interruption, failure or compromise of the information systems we use to operate our business; our reliance on the efforts of vendors, government agencies, utilities and other third parties to achieve adequate compliance and avoid disruption of our business; changes in governmental regulation, including more stringent environmental, health and safety regulations; changes in accounting policies and standards and taxation requirements such as new tax laws or revised tax law interpretations; the nature, cost and outcome of pending and future litigation and other legal proceedings; unusual weather conditions adversely affecting sales; civil unrest and the outbreak of war and other significant national and international events; risks relating to our merger with Sherwin-Williams including, the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and other factors set forth in the risk factors section of our Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the Securities and Exchange Commission.

We caution investors not to place undue reliance on any such forward-looking statements, which speak only as of the date on which such statements were made. We undertake no obligation to subsequently revise any forward-looking statement to reflect new information, events or circumstances after the date of such statement, except as required by law.

THE VALSPAR CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the Three and Nine Months Ended July 29, 2016 and July 31, 2015

(Dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	July 29,	July 31,	July 29,	July 31,
	2016	2015	2016	2015
Net Sales	$1,141,942	$1,149,126	$3,084,495	$3,243,084
Cost of Sales	718,052	733,572	1,935,176	2,094,956
Restructuring Charges - Cost of Sales	1,943	1,319	7,304	7,398
Acquisition-related Charges - Cost of Sales	—	2,952	—	2,952

Gross Profit	421,947	411,283	1,142,015	1,137,778

Research and Development	36,211	34,951	104,330	99,590
Selling, General and Administrative	207,461	206,432	610,006	600,310
Restructuring Charges - Operating Expenses	3,302	3,280	8,708	5,994
Proposed Merger-related Charges - Operating Expenses	4,616	—	22,856	—
Acquisition-related Charges - Operating Expenses	16	892	1,141	892

Operating Expenses	251,606	245,555	747,041	706,786
Gain on Sale of Certain Assets	—	—	—	48,001

Income From Operations	170,341	165,728	394,974	478,993
Interest Expense	23,082	22,622	68,286	59,178
Other (Income) Expense, Net	103	70	1,469	799

Income Before Income Taxes	147,156	143,036	325,219	419,016
Income Taxes	30,168	40,174	75,773	121,866

Net Income	$116,988	$102,862	$249,446	$297,150

Average Number of Shares O/S - basic	79,124,763	80,020,089	78,947,072	80,857,078
Average Number of Shares O/S - diluted	81,185,695	81,999,701	80,904,905	82,910,996

Net Income per Common Share - basic	$1.48	$1.29	$3.16	$3.68
Net Income per Common Share - diluted	$1.44	$1.25	$3.08	$3.58

THE VALSPAR CORPORATION

SEGMENT INFORMATION (UNAUDITED AND SUBJECT TO RECLASSIFICATION)

For the Three and Nine Months Ended July 29, 2016 and July 31, 2015

(Dollars in thousands)

	Three Months Ended		Nine Months Ended
	July 29,	July 31,	July 29,	July 31,
	2016	2015	2016	2015
Coatings Segment
Net Sales	$631,034	$640,225	$1,762,033	$1,858,103
Earnings Before Interest and Taxes (EBIT)	126,333	117,311	335,252	360,942

Key Metrics (GAAP):
Sales Growth	(1.4%)	(6.5%)	(5.2%)	(0.7%)
EBIT, % of Net Sales	20.0%	18.3%	19.0%	19.4%

Key Metrics (non-GAAP)[1]:
Adjusted EBIT	$127,139	$119,911	$337,334	$320,450
Adjusted EBIT, % of Net Sales	20.1%	18.7%	19.1%	17.2%

Paints Segment
Net Sales	$445,421	$443,844	$1,143,578	$1,209,346
EBIT	58,933	45,897	105,494	117,797

Key Metrics (GAAP):
Sales Growth	0.4%	(7.5%)	(5.4%)	(8.5%)
EBIT, % of Net Sales	13.2%	10.3%	9.2%	9.7%

Key Metrics (non-GAAP)[1]:
Adjusted EBIT	$67,500	$51,740	$124,718	$127,533
Adjusted EBIT, % of Net Sales	15.2%	11.7%	10.9%	10.5%

Other and Administrative
Net Sales	$65,487	$65,057	$178,884	$175,635
EBIT	(15,028)	2,450	(47,241)	(545)

Key Metrics (GAAP):
Sales Growth	0.7%	(0.0%)	1.8%	2.6%
EBIT, % of Net Sales	(22.9%)	3.8%	(26.4%)	(0.3%)

Key Metrics (non-GAAP)[1]:
Adjusted EBIT	$(8,657)	$2,450	$(22,671)	$(554)
Adjusted EBIT, % of Net Sales	(13.2%)	3.8%	(12.7%)	(0.3%)

[1]	The information on this page includes non-GAAP financial measures. Please refer to the “RECONCILIATION OF NON-GAAP FINANCIAL MEASURES” included in this release for detailed information.

THE VALSPAR CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of July 29, 2016 and July 31, 2015

(Dollars in thousands)

	July 29,	July 31,
	2016	2015
Assets
Current Assets:
Cash and Cash Equivalents	$170,223	$342,647
Restricted Cash	836	1,628
Accounts and Notes Receivable, Net	828,689	876,800
Inventories	523,637	512,609
Deferred Income Taxes	32,898	28,120
Prepaid Expenses and Other	137,228	103,241

Total Current Assets	1,693,511	1,865,045

Goodwill	1,286,591	1,304,831
Intangibles, Net	627,939	653,020
Other Assets	125,462	117,415
Long-Term Deferred Income Taxes	10,056	6,893
Property, Plant & Equipment, Net	646,522	630,814

Total Assets	$4,390,081	$4,578,018

Liabilities and Stockholders’ Equity
Current Liabilities:
Short-term Debt	$242,208	$474,169
Current Portion of Long-Term Debt	150,101	158,091
Trade Accounts Payable	563,078	554,493
Income Taxes Payable	19,485	43,530
Other Accrued Liabilities	421,717	390,590

Total Current Liabilities	1,396,589	1,620,873

Long-Term Debt, Net of Current Portion	1,557,001	1,706,950
Long-term Deferred Income Taxes	242,977	226,798
Other Long-Term Liabilities	152,112	139,188

Total Liabilities	3,348,679	3,693,809

Stockholders’ Equity	1,041,402	884,209

Total Liabilities and Stockholders’ Equity	$4,390,081	$4,578,018

THE VALSPAR CORPORATION

SELECTED INFORMATION (UNAUDITED AND SUBJECT TO RECLASSIFICATION)

For the Three and Nine Months Ended July 29, 2016 and July 31, 2015

(Dollars in thousands)

	Three Months Ended		Nine Months Ended
	July 29,	July 31,	July 29,	July 31,
	2016	2015	2016	2015
Depreciation and Amortization	$23,480	$22,566	$71,163	$68,058

Capital Expenditures	28,605	19,647	89,159	60,846

Dividends Paid	26,152	24,105	78,307	73,056

THE VALSPAR CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

For the Three Months Ended July 29, 2016 and July 31, 2015

(Dollars in thousands, except per share amounts)

The following information provides reconciliations of non-GAAP financial measures from operations, which are presented in the accompanying news release, to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The company has provided non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in the accompanying news release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the news release. The non-GAAP financial measures in the accompanying news release may differ from similar measures used by other companies. The following tables reconcile gross profit, operating expenses, net income (GAAP financial measures) and earnings before interest and taxes (EBIT) for the periods presented to adjusted gross profit, adjusted operating expenses, adjusted net income and adjusted EBIT (non-GAAP financial measures) for the periods presented.

	Three Months Ended		Three Months Ended
	July 29, 2016		July 31, 2015
	Dollars	% of Net Sales	Dollars	% of Net Sales
Coatings Segment
EBIT	$126,333	20.0%	$117,311	18.3%
Restructuring Charges - Cost of Sales	22	0.0%	825	0.1%
Restructuring Charges - Operating Expense	768	0.1%	1,775	0.3%
Acquisition-related Charges - Operating Expense	16	0.0%	—	0.0%
Gain on Sale of Certain Assets	—	0.0%	—	0.0%

Adjusted EBIT[1]	$127,139	20.1%	$119,911	18.7%

Paints Segment
EBIT	$58,933	13.2%	$45,897	10.3%
Restructuring Charges - Cost of Sales	1,921	0.4%	494	0.1%
Acquisition-related Charges - Cost of Sales	—	0.0%	2,952	0.7%
Impairment of Certain Long-lived Assets - Cost of Sales	5,867	1.3%	—	0.0%
Restructuring Charges - Operating Expense	779	0.2%	1,505	0.3%
Acquisition-related Charges - Operating Expense	—	0.0%	892	0.2%

Adjusted EBIT[1]	$67,500	15.2%	$51,740	11.7%

Other and Administrative
EBIT	$(15,028)	(22.9%)	$2,450	3.8%
Restructuring Charges - Operating Expense	1,755	2.7%	—	0.0%
Proposed Merger-related Charges - Operating Expenses	4,616	7.0%	—	0.0%

Adjusted EBIT[1]	$(8,657)	(13.2%)	$2,450	3.8%

Total
Gross Profit	$421,947	36.9%	$411,283	35.8%
Restructuring Charges - Cost of Sales	1,943	0.2%	1,319	0.1%
Acquisition-related Charges - Cost of Sales	—	0.0%	2,952	0.3%
Impairment of Certain Long-lived Assets - Cost of Sales	5,867	0.5%	—	0.0%

Adjusted Gross Profit[1]	$429,757	37.6%	$415,554	36.2%

Operating Expenses	$251,606	22.0%	$245,555	21.4%
Restructuring Charges - Operating Expense	(3,302)	(0.3%)	(3,280)	(0.3%)
Proposed Merger-related Charges - Operating Expenses	(4,616)	(0.4%)	—	0.0%
Acquisition-related Charges - Operating Expense	(16)	(0.0%)	(892)	(0.1%)

Adjusted Operating Expenses[1]	$243,672	21.3%	$241,383	21.0%

EBIT	$170,238	14.9%	$165,658	14.4%
Restructuring Charges - Total	5,245	0.5%	4,599	0.4%
Proposed Merger-related Charges - Total	4,616	0.4%	—	0.0%
Acquisition-related Charges - Total	16	0.0%	3,844	0.3%
Impairment of Certain Long-lived Assets - Total	5,867	0.5%	—	0.0%
Gain on Sale of Certain Assets - Total	—	0.0%	—	0.0%

Adjusted EBIT[1]	$185,982	16.3%	$174,101	15.2%

[1]	The data in this schedule has been individually rounded and therefore may not sum.

THE VALSPAR CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

For the Nine Months Ended July 29, 2016 and July 31, 2015

(Dollars in thousands, except per share amounts)

	Nine Months Ended		Nine Months Ended
	July 29, 2016		July 31, 2015
	Dollars	% of Net Sales	Dollars	% of Net Sales
Coatings Segment
EBIT	$335,252	19.0%	$360,942	19.4%
Restructuring Charges - Cost of Sales	94	0.0%	3,776	0.2%
Restructuring Charges - Operating Expense	1,062	0.1%	3,733	0.2%
Acquisition-related Charges - Operating Expense	926	0.1%	—	0.0%
Gain on Sale of Certain Assets	—	0.0%	(48,001)	(2.6%)

Adjusted EBIT[1]	$337,334	19.1%	$320,450	17.2%

Paints Segment
EBIT	$105,494	9.2%	$117,797	9.7%
Restructuring Charges - Cost of Sales	7,210	0.6%	3,622	0.3%
Acquisition-related Charges - Cost of Sales	—	0.0%	2,952	0.2%
Impairment of Certain Long-lived Assets - Cost of Sales	5,867	0.5%	—	0.0%
Restructuring Charges - Operating Expense	5,932	0.5%	2,270	0.2%
Acquisition-related Charges - Operating Expense	215	0.0%	892	0.1%

Adjusted EBIT[1]	$124,718	10.9%	$127,533	10.5%

Other and Administrative
EBIT	$(47,241)	(26.4%)	$(545)	(0.3%)
Restructuring Charges - Operating Expense	1,714	1.0%	(9)	(0.0%)
Proposed Merger-related Charges - Operating Expenses	22,856	12.8%	—	0.0%

Adjusted EBIT[1]	$(22,671)	(12.7%)	$(554)	(0.3%)

Total
Gross Profit	$1,142,015	37.0%	$1,137,778	35.1%
Restructuring Charges - Cost of Sales	7,304	0.2%	7,398	0.2%
Acquisition-related Charges - Cost of Sales	—	0.0%	2,952	0.1%
Impairment of Certain Long-lived Assets - Cost of Sales	5,867	0.2%	—	0.0%

Adjusted Gross Profit[1]	$1,155,186	37.5%	$1,148,128	35.4%

Operating Expenses	$747,041	24.2%	$706,786	21.8%
Restructuring Charges - Operating Expense	(8,708)	(0.3%)	(5,994)	(0.2%)
Proposed Merger-related Charges - Operating Expenses	(22,856)	(0.7%)	—	0.0%
Acquisition-related Charges - Operating Expense	(1,141)	(0.0%)	(892)	(0.0%)

Adjusted Operating Expenses[1]	$714,336	23.2%	$699,900	21.6%

EBIT	$393,505	12.8%	$478,194	14.7%
Restructuring Charges - Total	16,012	0.5%	13,392	0.4%
Proposed Merger-related Charges - Total	22,856	0.7%	—	0.0%
Acquisition-related Charges - Total	1,141	0.0%	3,844	0.1%
Impairment of Certain Long-lived Assets - Total	5,867	0.2%	—	0.0%
Gain on Sale of Certain Assets - Total	—	0.0%	(48,001)	(1.5%)

Adjusted EBIT[1]	$439,381	14.2%	$447,429	13.8%

[1]	The data in this schedule has been individually rounded and therefore may not sum.

THE VALSPAR CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

For the Three and Nine Months Ended July 29, 2016 and July 31, 2015

(Dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	July 29, 2016	July 31, 2015	July 29, 2016	July 31, 2015
Net Income	$116,988	$102,862	$249,446	$297,150
Restructuring Charges - Total[1]	5,245	4,599	16,012	13,392
Proposed Merger-related Charges - Total[2]	4,616	—	22,856	—
Acquisition-related Charges - Total[3]	16	3,844	1,141	3,844
Impairment of Certain Long-lived Assets - Total[4]	5,867	—	5,867	—
Gain on Sale of Certain Assets - Total[5]	—	—	—	(48,001)

Total Pre-tax Adjustments	$15,744	$8,443	$45,876	$(30,765)
Income Taxes Impact - Total[6]	(5,414)	(2,529)	(16,500)	5,430

Adjusted Net Income	$127,318	$108,776	$278,822	$271,815

Average Number of Shares O/S - diluted	81,185,695	81,999,701	80,904,905	82,910,996
Adjusted Net Income per Common Share - diluted	$1.57	$1.33	$3.45	$3.28

[1]	Represents severance and employee benefits, asset-related charges and exit costs related to restructuring activities.
[2]	Represents costs incurred related to the pending merger with The Sherwin-Williams Company including employee-related expenses, professional services and regulatory fees.
[3]	Represents professional fees and acquisition-related charges associated with other acquisition-related activity.
[4]	Represents impairment of a certain asset group in our Consumer Paints product line.
[5]	Represents gain on sale of a non-strategic specialty product offering in our Coatings segment.
[6]	Represents the tax effect of restructuring charges, proposed merger-related charges, acquisition-related charges, impairment of certain long-lived assets and gain on sale of certain assets calculated using the effective tax rate of the jurisdiction in which the charges were incurred.